UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 14, 2008
APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (216) 426-4000.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Asset Purchase Agreement
On July 14, 2008, Applied Industrial Technologies, Inc. (“Applied”), entered into an Asset Purchase Agreement (the “Agreement”) with Fluid Power Resource, LLC, a Delaware limited liability company (“Parent”); Bay Advanced Technologies, LLC, a Delaware limited liability company (“Bay”); Carolina Fluid Components, LLC, a Delaware limited liability company (“Carolina”); DTS Fluid Power, LLC, a Delaware limited liability company (“DTS”); FluidTech, LLC, a Delaware limited liability company (“Fluidtech”); Hughes-HiTech, LLC, a Delaware limited liability company (“Hughes”); Hydro Air, LLC, a Delaware limited liability company (“Hydro Air”), H.E.B., LLC, a Delaware limited liability company (“HEB”); and Mach V, Inc., a Delaware corporation (“Mach V”). Each of Bay, Carolina, DTS, Fluidtech, Hughes, Hydro Air, HEB and Mach V are a “Subsidiary” and together are “Subsidiaries.” Each of Subsidiaries and Parent are a “Seller” and collectively “Sellers.”
Pursuant to the Agreement, Applied or its permitted assignee(s) will acquire substantially all of the assets and certain specified liabilities of Sellers for an aggregate purchase price payable at the closing of One Hundred Sixty-Nine Million United States dollars (US$169,000,000), plus the assumed liabilities described in the Agreement.
Applied and Sellers have made representations, warranties, covenants and indemnities in the Agreement that are customary in transactions of this type. The consummation of the transactions contemplated by the Agreement are subject to the satisfaction or waiver of customary closing conditions, including expiration or termination of the applicable waiting period under the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of a material adverse effect with respect to Sellers. The Agreement is subject to termination by either Applied or Sellers for various reasons, including their mutual written consent and the failure to consummate the transactions described therein on or before September 30, 2008.
The foregoing summary of the Agreement is qualified in its entirety by the terms and conditions of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
2.1 — Asset Purchase Agreement made as of July 14, 2008, by and among Applied Industrial Technologies, Inc., an Ohio corporation, and Sellers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC. (Registrant)
By:	/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel & Secretary
Date: July 15, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement made as of July 14, 2008, by and among Applied Industrial Technologies, Inc., an Ohio corporation, and Sellers